Exhibit 10.2


                          STOCK PURCHASE AGREEMENT


            Stock Purchase Agreement ("Agreement"), dated as of March 23, 1998, by and between Anthracite Capital, Inc., a Maryland corporation (the "Company"), and FBR Asset Investment Corporation, a Virginia corporation (the "Purchaser").

1. Sale and Purchase of Stock. Subject to the terms and conditions of this Agreement and in reliance upon the representations and warranties contained herein, the Company agrees to issue and sell to the Purchaser and the Purchaser agrees to purchase 716,846 shares (the "Shares") of the Company's Common Stock, par value $.001 per share (the "Common Stock"), with the rights, restrictions, privileges and preferences as set forth in the Company's Restated and Amended Articles of Incorporation (the "Articles") as in effect on the date hereof, for an aggregate purchase price equal to $10,000,000 (the "Purchase Price"), which is equal to the initial public offering price, net of any underwriting discounts and commissions, as set forth in the Company's Registration Statement on Form S-11, as amended (Registration No. 333-40813) (the "Registration Statement").

2.  Closing.

            2.1. Closing Date. The sale and purchase of the Shares (the "Closing") shall occur at the time and place of the closing of the initial public offering ("the IPO") of the Company pursuant to the Registration Statement.

            2.2. Transactions at Closing. At the Closing, the Company will deliver to the Purchaser, at such place as the Purchaser shall designate prior to the Closing, a share certificate or certificates evidencing the Shares, duly executed and registered in the name of the Purchaser, against the receipt from the Purchaser of the Purchase Price in federal funds.

            2.3. Registration Rights. As an inducement for the Purchaser to enter into this Agreement, the Company shall, contemporaneously with the execution of this Agreement, enter into a Registration Rights Agreement granting the Purchaser certain registration rights with respect to the Shares (the "Registration Rights Agreement").

3. Representations and Warranties of the Company. The Company represents and warrants that:

            3.1. Organization and Standing. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland.

            3.2. Capitalization. The Company's Articles provide that the Company may issue up to 400,000,000 shares of Common Stock and up to 100,000,000 shares of preferred stock ("Preferred Stock"). After the Closing, the Company will have authorized and issued 20,000,000 shares of Common Stock pursuant to the IPO (or, if the underwriters' overallotment is exercised, 23,000,000), will have authorized and issued, pursuant to the 1998 Stock Option Plan, outstanding options ("Stock Options"), to acquire 1,711,525 shares of Common Stock, will have authorized and issued 144,000 options (the "Additional Options," and, together with the Stock Options, the "Options"), to certain directors, officers and employees of the Company and the Manager, will have authorized and issued 640,727 shares of Common Stock (assuming that the underwriters' overallotment is not exercised) to PNC Bank Corp. pursuant to a stock purchase agreement as of the Closing and will have authorized and issued 716,846 shares of Common Stock pursuant to this Agreement. Other than the Options, there are no outstanding options, warrants, subscription rights (including any preemptive rights), calls or commitments of any character whatsoever to which the Company or any of its subsidiaries is a party or may be bound, requiring the issuance or sale of shares of any capital stock or other equity securities of the Company or securities or rights convertible into or exchangeable for such shares or other equity securities, and there are no contracts, commitments, understandings or arrangements by which the Company is or may become bound to issue additional shares of its capital stock or other equity securities or options, warrants or rights to purchase or acquire any additional shares of its capital stock or other equity securities or securities convertible into or exchangeable for such shares or other equity securities. The Company has no shares of Preferred Stock outstanding.

            3.3. Authorization. The Company has the corporate power and authority to execute and deliver this Agreement and the Registration Rights Agreement and to perform its obligations hereunder and thereunder. The execution and delivery of this Agreement and the Registration Rights Agreement and the issuance and sale of the Shares have been duly authorized by the Board of Directors of the Company. No further approval or authorization of the Board of Directors or the shareholders of the Company will be required for the issuance and sale of the Shares as contemplated herein. This Agreement and the Registration Rights Agreement have been duly and validly executed and delivered by the Company, and each constitutes a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except to the extent that enforceability may be limited by bankruptcy, insolvency, moratorium or other laws affecting the enforcement of creditors' rights generally or by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law).

            3.4. Legality of the Common Stock. Upon receipt by the Company of the Purchase Price, the Shares will be duly authorized, validly issued, fully paid and nonassessable. No party has any preemptive or similar rights in connection with the issuance of the Common Stock hereunder. All of the outstanding shares of Common Stock have been validly issued and are fully paid and non-assessable and were duly registered under the Securities Act of 1933, as amended (the "Securities Act") and applicable state securities laws or were issued in reliance on exemptions therefrom and were not issued in violation of any preemptive rights.

            3.5. No Violation. Neither the Company's execution and delivery of this Agreement or the Registration Rights Agreement nor the consummation by the Company of the transactions contemplated hereby or thereby will violate the Company's Articles of Incorporation or Bylaws or breach a material agreement to which the Company or any subsidiary of the Company is a party or by which its or any of its subsidiaries' assets are bound, or cause any such violation or breach, or accelerate or allow any person to accelerate, terminate, modify or cancel any material rights under any such agreement, or will result in the creation of any material lien on the assets or properties of the Company or any of its subsidiaries. Such execution, delivery and consummation will not violate or breach or constitute a default under any law, judgment, order, or decree to which the Company or any of its subsidiaries is subject or by which the properties or assets of the Company or any of its subsidiaries are bound.

            3.6. Consents and Approvals. No consent, authorization, order, license, permit, or approval of, or filing with, any governmental authority or person is required in connection with the Company's execution, delivery and performance of this Agreement or the Registration Rights Agreement, except (i) such as must be made or obtained by the Purchaser, and (ii) such as shall have been made or obtained by the Company prior to the Closing.

            3.7. Registration Statement. As of the date hereof, the Registration Statement does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

            3.8. Litigation, etc. There is no action, proceeding or investigation pending or, to the best of the Company's knowledge, threatened (or any basis therefor known to the Company), that questions the validity of this Agreement, the Registration Rights Agreement, the Shares to be issued pursuant to this Agreement or which could have a material adverse effect on the financial condition, results of operations, business or properties of the Company and its subsidiaries, taken as a whole.

            3.9. Brokers, Intermediaries and Finder's Fees. The Company represents that no finder, broker, agent, financial advisor or other intermediary has acted on behalf of the Company in connection with the offering and sale of the Common Stock to be issued and sold pursuant to this Agreement or the negotiation or consummation of this Agreement or any of the transactions contemplated hereby.

            3.10. REIT Status. The Company is organized in a manner intended to qualify as a real estate investment trust ("REIT") under the Internal Revenue Code of 1986, as amended (the "Code"), and the Company intends to elect to be taxed as a REIT for its taxable year ended December 31, 1998.

4. Representations and Warranties of the Purchaser. The Purchaser represents and warrants that:

            4.1. Organization and Standing. The Purchaser is a corporation duly incorporated, validly existing and in good standing under the laws of the Commonwealth of Virginia.

            4.2. Authorization. The Purchaser has the corporate power and authority to execute and deliver this Agreement and the Registration Rights Agreement and to perform its obligations hereunder and thereunder. The execution and delivery of this Agreement and the Registration Rights Agreement and the purchase of the Shares hereunder have been duly authorized by the Purchaser. No further approval or authorization of the Board of Directors or the shareholders of the Purchaser will be required for the Purchaser's purchase of the Shares pursuant to the terms of this Agreement or the Registration Rights Agreement. This Agreement and the Registration Rights Agreement have been duly and validly executed and delivered by the Purchaser, and each constitutes a legal, valid and binding obligation of the Purchaser enforceable against each of them in accordance with its terms, except to the extent that such enforceability may be limited by bankruptcy, insolvency, moratorium or other laws affecting the enforcement of creditor's rights generally or by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law).

            4.3. No Violation. Neither the Purchaser's execution and delivery of this Agreement or the Registration Rights Agreement nor the consummation by it of the transactions contemplated hereby or thereby will violate the Articles of Incorporation or Bylaws of the Purchaser or breach a material agreement to which it is a party or by which its assets are bound, or cause any such violation or breach, or accelerate or allow any person to accelerate, terminate, modify or cancel any material rights under any such agreement, or will result in the creation of any material lien on the assets or properties of the Purchaser. Such execution, delivery and consummation will not violate or breach or constitute a default under any material law, judgment, order, or decree to which the Purchaser is subject or by which the Purchaser or its subsidiaries' properties or assets are bound.

            4.4. Consents and Approvals. No consent, authorization, order, license, permit, or approval of, or filing with, any governmental authority or any person is required in connection with the Purchaser's execution, delivery and performance of this Agreement or the Registration Rights Agreement except (i) such as must be made or obtained by the Company, and
(ii) such as shall have been made or obtained by the Purchaser prior to the Closing.

            4.5. Litigation, etc. There is no action, proceeding or investigation pending or, to the best of the Purchaser's knowledge, threatened (or any basis therefor known to the Purchaser), that questions the validity of this Agreement or the Registration Rights Agreement, or any action contemplated, taken or to be taken pursuant hereto or thereto.

            4.6. Brokers, Intermediaries and Finder's Fees. The Purchaser represents that no finder, broker, agent, financial advisor or other intermediary has acted on behalf of the Purchaser in connection with the purchase of the Common Stock pursuant to this Agreement or the negotiation or consummation of this Agreement or any of the transactions contemplated hereby.

            4.7. Investment Representations of the Purchaser. The Purchaser represents and warrants to and agrees with the Company as follows:

            (a) The Purchaser is acquiring the Shares for its own account for investment and not with a view to, or for sale in connection with, any distribution thereof, nor with any present intention of distributing or selling the same, and it has no obligation, indebtedness or commitment providing for the disposition thereof.

            (b) The Purchaser acknowledges that it has been advised and is aware that (i) the Company is relying upon one or more exemptions under the Securities Act, and applicable state securities laws in connection with the offer, sale and issuance of the Shares and (ii) the Shares in the hands of the Purchaser will be restricted securities within the meaning of Rule 144 promulgated by the Securities Exchange Commission ("SEC") pursuant to the Securities Act, and unless and until registered under the Securities Act, may be subject to limitations on resale (including, among others, limitations on the amount of securities that can be resold and the timing and manner of resale) set forth in Rule 144 or in administrative interpretations of the Securities Act by the SEC or in other rules and regulations promulgated thereunder by the SEC, in effect at the time of the proposed sale or other disposition of the Shares.

            (c) The Purchaser has received a copy of the Registration Statement and has independently examined and investigated the Company in connection with the decision to purchase the Shares. The Purchaser or its representatives have made inquiries deemed by them to be satisfactory concerning the Company, its business, its officers and its personnel and have had access to its books and records. In making this investment, the Purchaser has relied solely upon information made available to it by the Company, and not upon information supplied by any other person. The Purchaser and its officers, directors and other representatives have substantial knowledge and experience in financial and business matters such that the Purchaser and its representatives are capable of evaluating the merits and risks of investment in the Company, and the Purchaser is able to bear the economic risks of its investment in the Company.

            (d) The Purchaser certifies that it is an accredited investor as defined in Rule 501(a)(3) promulgated under the Securities Act because it is a corporation not formed for the specific purpose of acquiring the Shares, with total assets in excess of $5,000,000.

5. Transfer Restrictions; Legends. (a) In addition to the legends required by the Company's Articles of Incorporation, each certificate or instrument representing the Shares shall bear a legend in substantially the following form:

              THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE
              SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE
              SECURITIES LAWS, AND UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD, EXCEPT PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THOSE LAWS.

            Such legend shall be removed by the Company upon delivery to it of an opinion of counsel satisfactory to the Company and its counsel that a registration statement under the Securities Act is at the time effective with respect to the transfer of the legended security or that such security can be transferred without such registration statement being in effect and without the requirements of a legend on the certificate in the hands of the transferee.

            For a period of one hundred eighty (180) days following the commencement of the Company's IPO, the Purchaser agrees not to offer, sell, dispose of or otherwise transfer, directly or indirectly, the Shares or any interest in the Shares to any person in any manner. The Company agrees that the Purchaser may, at any time on or after the date hereof, pledge the shares of Common Stock to or for the benefit of any institutional lender or debt financing source to the Purchaser.

6.  Covenants of the Company.

            The Company agrees:

            (a) for so long as it is required to file periodic reports under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), to file all required reports thereunder on or prior to the due date therefor; and

            (b) to indemnify and hold harmless the Purchaser from and against any liability for commission or compensation in the nature of a finder's fee to any broker or other person or firm and the costs and expenses of defending against such liability or asserted liability, for which the Company, or any of its employees or representatives, is responsible.

7.  Covenants of the Purchaser.

            The Purchaser agrees:

            (a) to indemnify and hold harmless the Company from and against any liability for commission or compensation in the nature of a finder's fee to any broker or other person or firm and the costs and expenses of defending against such liability or asserted liability, for which the Purchaser, or any of its employees or representatives, is responsible; and

            (b) to notify the Company in writing not less than 30 days in advance of any transfer, conveyance, assignment or pledge of the Common Stock permitted under the terms of this Agreement or the Articles.

8.  Conditions to Closing.

            8.1. Conditions of Purchaser's Obligations. The Purchaser's obligation to purchase the Shares is subject to the fulfillment, before or at the Closing, of all of the following conditions:

            (a) Representations and Warranties Correct. The representations and warranties of the Company made or contained herein in connection with the transactions contemplated hereby shall be correct in all material respects at and as of the Closing Date as if made on and as of the Closing Date, except as affected by the transactions contemplated hereby.

            (b) Performance. The Company shall have performed and complied with all agreements and conditions contained herein required to be performed or complied with by it before or at the Closing.

            (c) IPO. The IPO shall be consummated simultaneously with the Closing.

            (d) Opinion of Counsel. The Purchaser shall have received one or more opinions dated the Closing Date, reasonably satisfactory to the Purchaser's counsel in form and substance, from Skadden, Arps, Slate, Meagher & Flom LLP ("Skadden Arps"), counsel for the Company, and/or Miles & Stockbridge, special counsel to the Company, to the effect that:

                           (i) the Company has been duly organized and is
                  validly existing as a corporation under the laws of the State of Maryland;

                           (ii) all of the issued shares of capital stock
                  of the Company have been validly issued and are fully paid and nonassessable as of the Closing Date, and were not issued in violation of or subject to any statutory preemptive rights or, to counsel's knowledge, other preemptive rights or other rights to subscribe for or purchase securities;

                           (iii) the Shares have been duly authorized by
                  all necessary corporate action and when issued, paid for and delivered pursuant to this Agreement, will be validly issued, fully paid and nonassessable;

                           (iv) the execution and delivery of this
                  Agreement and the Registration Rights Agreement have been duly and validly authorized by all necessary corporate action of the Company, this Agreement and the Registration Rights Agreement have been duly executed and delivered by the Company, and each Agreement is the valid and binding agreement of the Company, enforceable against the Company in accordance with its respective terms; and

                           (v) registration of the Shares under the
                  Securities Act is not required.

            (e) Officer's Certificate. The Purchaser shall have received an officer's certificate, dated the Closing Date and signed by the Company's President, certifying that the representations and warranties of the Company contained in this Agreement are true and correct in all material respects.

            (f) Opinions Delivered to Underwriter. The Purchaser shall have received opinions, addressed to the Purchaser dated the Closing Date, from Skadden Arps, counsel to the Company, in the same form as any opinions delivered to the underwriters as a condition to the closing of the IPO.

            (g) Certificates Delivered to Underwriter. The Purchaser shall have received certificates, dated the Closing Date, from the Company, in the same form as any certificates delivered to the underwriter as a condition to the closing of the IPO.

            (h) Registration Rights Agreement. The Company shall have executed the Registration Rights Agreement, dated the date hereof, relating to the Purchaser's registration rights with respect to the Shares.

            8.2. Conditions of Company's Obligations. The Company's obligation to issue the Shares to the Purchaser at Closing is subject to the fulfillment, before or at the Closing, of all of the following conditions:

            (a) Representations and Warranties Correct. The representations and warranties of the Purchaser made or contained herein in connection with the transactions contemplated hereby shall be correct in all material respects at and as of the Closing Date as if made on and as of the Closing Date, except as affected by the transactions contemplated hereby.

            (b) Performance. The Purchaser shall have performed and complied with all agreements and conditions contained herein required to be performed or complied with by it before or at the Closing.

            (c) IPO. The IPO shall be consummated simultaneously with the Closing.

            (d) Officer's Certificate. The Company shall have received an officer's certificate, dated the Closing Date and signed by the Purchaser's President, certifying that the representations and warranties of the Company contained in this Agreement are true and correct in all material respects.

9. Notices. All notices, requests, consents and other communications to any party hereunder shall be in writing and shall be delivered by facsimile, reliable courier or first-class registered or certified mail, postage prepaid, at such party's address as set forth below, marked for attention as there indicated, or at such other address as may have been furnished to the other parties by such party in writing:

            TO THE COMPANY:

                  Anthracite Capital, Inc.
                  345 Park Avenue
                  New York, NY 10154
                  Telephone: (212) 754-5560
                  Facsimile: (212) [754-5397]
                  Attention:  Secretary

            TO THE PURCHASER:

                  FBR Asset Investment Corp.
                  1001 19th Street North
                  Arlington, VA 22209
                  Telephone: (703) 312-9500
                  Facsimile: (703) 312-9602
                  Attention: Secretary

10.  Miscellaneous.

            10.1. Governing Law. This Agreement shall be construed and enforced in accordance with the laws of the State of New York without regard to its conflict of laws principles or rules.

            10.2. Successors and Assignees. All of the terms of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and permitted assignees of the parties hereto.

            10.3. Entire Agreement. This Agreement and the Registration Rights Agreement embody the entire agreement and understanding among the parties with respect to the subject matter hereof and supersede all prior agreements and understandings relating to the subject matter hereof.

            10.4. Headings of the Agreement. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

            10.5. Counterparts of the Agreement. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

            10.6. Severability of the Agreement. In case any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

            10.7. Termination. This Agreement shall terminate and be of no further force and effect if the Closing shall not have occurred on or prior to June 30, 1998.

            10.8. Expenses. Each party shall bear its own expenses in connection with this Agreement, whether or not the transactions contemplated hereunder are consummated.



            IN WITNESS WHEREOF, the parties have caused this Stock Purchase Agreement to be duly executed and delivered as of the day and year first written above.


      THE COMPANY:                     ANTHRACITE CAPITAL, INC.

                                       By:_____________________________

                                       Name:___________________________

                                       Title:__________________________




      THE PURCHASER:                   FBR ASSET INVESTMENT CORPORATION


                                       By:_____________________________

                                       Name:___________________________

                                       Title:__________________________